KEELEY FUNDS, INC.

Supplement dated June 5, 2015

to the Prospectus dated January 31, 2015, as supplemented May 22, 2015

This supplement provides new and additional information for, or otherwise supplements, the Prospectus (as previously supplemented) for the Keeley Funds, Inc. (the “Corporation,” with each of its series being a “Fund” and collectively, the “Funds”) and should be read in conjunction with that document.

On June 4, 2015, Mr. John L. Keeley, Jr., the president and a director of the Corporation and a portfolio manager of certain of its Funds, passed away. As a result, all references to Mr. Keeley hereby are deleted from the prospectus.

Mr. Keeley founded Keeley Asset Management Corp. (“KAMCO”), the investment adviser to the Corporation. He also owned a controlling interest in Joley Corp., the parent company of KAMCO, and therefore was deemed to “control” KAMCO. Because of Mr. Keeley’s death, there was a change in control of KAMCO. Under the terms of the Investment Company Act of 1940, as amended, such a change in control results in an assignment and the automatic termination of a fund’s investment advisory agreement.

Therefore, each Fund’s investment advisory agreement with KAMCO (collectively, the “Advisory Agreements”) automatically terminated. For KAMCO to continue to provide services to the Funds, it is anticipated that shareholders of each Fund will be asked to approve a new investment advisory agreement with KAMCO on behalf of the Fund (collectively, the “New Advisory Agreements”). Except for the effective and termination dates, the terms of the New Advisory Agreements will be identical to the terms of the terminated Advisory Agreements.

To ensure the Funds receive continuity of investment advisory services until their shareholders have the opportunity to vote on whether to approve the New Advisory Agreements, the Board of Directors of the Corporation has approved interim advisory agreements between each Fund and KAMCO (the “Interim Advisory Agreements”), pursuant to which KAMCO will continue to provide investment management services to the Funds under the same terms as it did under the terminated Advisory Agreements. The Interim Advisory Agreements went into effect on June 4, 2015 and each will terminate upon the earlier of (i) November 1, 2015 (a period of 150 days), or (ii) the effective date of New Advisory Agreements approved by the Funds’ shareholders.

Please Retain This Supplement For Future Reference

KEELEY FUNDS, INC.

Supplement dated June 5, 2015

to the Statement of Additional Information dated January 31, 2015, as supplemented May 22, 2015

This supplement provides new and additional information for, or otherwise supplements, the Statement of Additional Information (as previously supplemented) for the Keeley Funds, Inc. (the “Corporation”) and should be read in conjunction with that document.

On June 4, 2015, Mr. John L. Keeley, Jr., the president of the Corporation, passed away. As a result, all references to Mr. Keeley hereby are deleted from the Statement of Additional Information. On that same date, Mr. Kevin M. Keeley, previously a vice president of the Corporation, was appointed as president of the Corporation.

Please Retain This Supplement For Future Reference